Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,745,451.96
Previously Paid Amount	0.00
Total Fee Amount	793.45
Total Offset Amount	0.00
Net Fee	$ 793.45